_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported):  February 26, 1997

          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 25, 1997, providing for the issuance of the CWABS, INC., Countrywide Home Equity Loan Trust 1997-A, Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A).

                           CWABS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-11095          95-4596514
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)

       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 584-2212
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing an Opinion re Tax Matters with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A.

     The Filed Opinion is filed as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1  Opinion of Brown & Wood re Tax Matters.





















-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 13, 1997 and prospectus supplement dated November 13, 1997, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CWABS, INC.


                              By: /s/ David Walker
                                  ---------------------------------
                                  David Walker
                                  Vice President




Dated:  February 26, 1997


                                Exhibit Index
                               -------------

Exhibit                                                                  Page
-------                                                                  ----
8.1       Opinion of Brown & Wood re Tax matters                            6


                                 Exhibit 8.1
                                -----------



                                   February 26, 1997



CWABS, Inc.
155 North Lake Avenue
Pasadena, California 91101-7139

The First National Bank of Chicago, as Trustee
One First National Plaza
Chicago, Illinois  60670

     Re:  Countrywide Home Equity Loan Trust 1997-A
          Revolving Home Equity Loan Asset Backed Certificates,
          Series 1997-A
          -----------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel for Countrywide Home Loans, Inc., a New York corporation ("CHL"), and CWABS, Inc., a Delaware corporation ("CWABS") in connection with the proposed transfer by CHL to CWABS of certain home equity loans (the "Mortgage Loans") and the proposed issuance of Revolving Home Equity Loan Asset Backed Certificates of the above-referenced Series (the "Certificates") by Countrywide Home Equity Loan Trust 1997-A (the "Trust"). You have requested our opinion as to certain federal income tax consequences of the above-referenced transaction.

     The assets of the Trust will consist primarily of a pool of Mortgage Loans. The Mortgage Loans are secured by either first or second deeds of trust or mortgages on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the pooling and servicing agreement dated as of February 25, 1997 among CHL, CWABS and The First National Bank of Chicago, as trustee (the "Pooling and Servicing Agreement").

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          The  Prospectus  dated   February  21,  1997   (the  "Basic
     Prospectus"), as supplemented by the Prospectus Supplement relating to the Investor Certificates, dated February 21, 1997 (the "Prospectus Supplement"), in the form filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          Copy of the Pooling and Servicing Agreement.

          A specimen Certificate of each of the Investor Certificates and the Transferor Certificates

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of CHL, CWABS and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Investor Certificates.

     Based upon the foregoing and consideration of such other matters as we have deemed appropriate, we are of the opinion that:

     1. For federal income tax purposes, the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Code.

     2. The Investor Certificates will be treated as debt for federal income tax purposes.

     3. The statements in the Prospectus Supplement under the headings "Summary of Terms -- Federal Income Tax Consequences" and "Federal Income Tax Consequences", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed.

     We do not express any opinion as to any laws other than the federal tax law of the United States of America.

     The opinions set forth herein are based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the corporate documents or the effect of such transactions on CHL or any member of CHL's consolidated tax group.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion will not be updated for subsequent changes or modifications to the law and regulations or to the judicial and administrative interpretations thereof, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,

                                   /s/ BROWN & WOOD LLP

                                   BROWN & WOOD LLP


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        February 26, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWABS, Inc.
          Countrywide Home Equity Loan Trust 1997-A
          Revolving Home Equity Loan Asset Backed
          Certificates, 1997-A
          ------------------------------------------


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Joshua G. Grunat

                                        Joshua G. Grunat


Enclosure